UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 6, 2023

ESPORTS ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39262	26-3062752
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

BLOCK 6,

TRIQ PACEVILLE,

ST. JULIANS STJ 3109

MALTA

(Address of principal executive offices)

356 2713 1276

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GMBL	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLW	The Nasdaq Stock Market LLC
10.0% Series A Cumulative Redeemable Convertible Preferred Stock	GMBLP	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On September 6, 2023, Esports Entertainment Group, Inc. (the “Company”) received a deficiency notification letter from the Listing Qualifications Staff of the Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company was not in compliance with Nasdaq Listing Rule 5550(a)(2) because the bid price for the Company’s common stock had closed below $1.00 per share for longer than the previous 30 consecutive business days.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has 180 calendar days from the date of such notice, or until March 4, 2024, to regain compliance with the minimum bid price requirement. To regain compliance, the bid price for the Company’s common stock must close at $1.00 per share or more for a minimum of 10 consecutive business days.

Nasdaq’s written notice has no effect on the listing or trading of the Company’s common stock at this time, and the Company is currently evaluating its alternatives to resolve this listing deficiency.

This Current Report on Form 8-K is filed to satisfy the obligation under Nasdaq Listing Rule 5810(b) and Item 3.01(a) of Form 8-K that the Company publicly disclose the deficiency within four (4) business days after the date of the deficiency letter.

As previously disclosed, on June 13, 2023, the Company demonstrated compliance with the $2,500,000 minimum stockholders’ equity requirement, as outlined in Listing Rule 5550(b)(1), but remains subject to a “Panel Monitor,” as defined by Nasdaq Listing Rule 5815(d)(4)(A), through June 13, 2024.

Forward-Looking Statements

The information contained herein includes forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “will be,” “will continue,” “will likely result,” and similar expressions. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and those discussed in other documents we file with the SEC, including, our ability to maintain compliance with Nasdaq Listing Rules, our obligations under our outstanding preferred stock, and our ability to continue as a going concern. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future, unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2023

ESPORTS ENTERTAINMENT GROUP, INC.

	By:	/s/ Michael Villani
	Name:	Michael Villani
	Title:	Chief Financial Officer and Controller